Exhibit 99.6

SARD VERBINNEN & CO

“IHS INTERNAL COMMUNICATION”

INTERVIEW WITH JERRE STEAD, IHS

AND LANCE UGGLA, MARKIT

JERRE STEAD:

[00:00:07.06] Hi, I’m Jerre Stead, chairman and CEO of IHS. All of the folks on— today know— what I do from an IHS side, but this is the most exciting thing I’ve been able to talk about since I became part of— IHS 16 years ago. I’m here with Lance, who’s chairman and CEO of Markit, and— I’m— a great pleasure to introduce him to all of IHS people. Lance, it’s— a great thing to be your partner.

LANCE UGGLA:

[00:00:32.09] Great, thanks Jerre. And I’m Lance Uggla. I’m— the founder of— Markit and— CEO. I’m really excited to— get to know everybody at IHS. Jerre and I have spent the last few months gettin’ to know each other.

JERRE STEAD:

[00:00:46.03] So Lance, start out by telling ‘em how we got started.

LANCE UGGLA:

[00:00:49.05] Okay. So actually, (CLAP) Jerre was introduced to me, actually it was a few years ago, before we went public. And— one of my shareholders said to me, “You need to get some real sage advice and coaching, and Jerre Stead’s the person that— could really, you know, help you. Post that, running into Christmas this year, we were introduced— again at a breakfast.

LANCE UGGLA:

[00:01:11.22] We started to speak, (SIREN) describing our companies. But that’s really where uh, we— we started to get to know each other.

JERRE STEAD:

[00:01:18.09] And what got me so excited, and you too, was we think about two things. Our colleagues, our employees, and our customers. And that’s what drives both companies. And that’s what’s so exciting about this merger of equals.

JERRE STEAD:

[00:01:29.11] So Lance, why don’t you start, explaining a little bit about Markit to the IHS folks, and then I’ll do my best to do the same with IHS.

LANCE UGGLA:

[00:01:37.10] So um, we’re a financial information and services company that relies on technology uh, to deliver our products to our— customers. And um, so what do we do for our customers? First of all, our information, like yours, (YEAH) provides— our customers with transparency. So uh, unique datasets that they can use and rely on to make decisions with. So very similar.

[00:02:02.00] The second thing we do is we connect the market. Uh, so we process a large amount of the world’s um, uh, financial instruments. And— we connect those market participants. So we help them— transact. And then the final thing we do is we help them implement regulation and help them manage their cost structures in a world uh, post-Dodd-Frank, where uh, costs have got outta control, regulations are expensive to implement. And so in our solutions division, we really help our customers— reduce and create efficiencies

JERRE STEAD:

[00:02:40.00] And— and— that was part of what was so important, I thought, for us coming together. Because the culture fit so well. The values-based culture of people being, like I’ve always said, the only sustainable competitive advantage, you think exactly like that. I remember that at the breakfast when we talked, everything’s outside in.

[00:02:57.13] You’re the best example I’ve ever seen of being a great CEO customer focus. And that’s what we build our culture on, too. And it’s important for our IHS people to know this, Lance actually was the founder and has taken the company from zero to— $1.1 billion plus, and on a great— track going forward.

LANCE UGGLA:

[00:03:17.10] The other piece that I’m really excited about, is we built this— company at Markit with— a set of content that can serve multiple industries. But we’ve focused on the financial markets, financial market participants. And you’ve built this great company with amazing content, focusing on corporates, governments, and now consumers.

JERRE STEAD:

[00:03:39.13] IHS is the world leader in providing information insight and analytics— in the resources, which is energy and chemicals, transportation, and then CMS, which is the rest of our business, coming together, outside in focus. 80% of our revenue is annual subscription-base, cash up front. That’s the other magnificent thing of our— our merger, is it’s a cash flow rich company. That’ll allow us to do things, including invest with technology.

LANCE UGGLA:

[00:04:09.00] Right. Right.

JERRE STEAD:

[00:04:09.20] And— and Lance, just give a couple of examples. The weekend that was the most fun we had was when we had our teams together to look at cross— cross selling and the ops— opportunity to sell our products into your customers and vice versa.

LANCE UGGLA:

[00:04:22.01] Uh, well, the first one, and it— it’s kinda my home suite, so it’s easy for me to talk about, is how you take proprietary content and turn it into a financial instrument. And you guys have world-leading content in energy, transportation, economics. (YEP)

[00:04:39.00] And that content uh, comes— very easily into the financial market to help make trading decis— decisions— decisions to buy an asset, sell an asset. And uh, so, you know, one of the things that we’ll be able to do right away is married your product people together, the IHS— content, with the Markit index franchise, for example, where we’re a world-leading— creator of indices. And use that data to create new financial instruments that can be delivered into the marketplace.

JERRE STEAD:

[00:05:09.17] And we can do that quick. And we will.

LANCE UGGLA:

[00:05:11.09] We will.

JERRE STEAD:

[00:05:12.02] And that particular weekend, the other thing we saw that— we had started a financial markets business— pulling pieces together of our products about a year ago, that was going like this. Now, being able to go into your customers, we’re gonna see a rocket ship that won’t quit. And, I think we serve at least 75% of the global Fortune 500.

LANCE UGGLA:

[00:05:32.03] Right. And the— and that’s um, you know, to have that customer base and that opportunity set is one of the things that really, you know, brought us— brought us together. And it is a key facet of why this uh, merger will be so successful, is having those relationships.

JERRE STEAD:

[00:05:47.09] I think one of the most exciting things is we have so many opportunities. Priorities are gonna be tough to pick. That’s a good issue for us, and we will do that.

[00:05:55.18] Which the other thing this does for both companies is give us magnificent scale. It’s going to allow us to do things separately we couldn’t have— done probably for years to— and— and bringing us together lets us do that better than anybody in the world. So it’s kinda like hang on to your little red hat, because we’re gonna be hummin’.

LANCE UGGLA:

[00:06:14.01] Right. And maybe we should talk about our— our roles, (PLEASE) because— you know, when— when, you know, first off, Jerre’s gonna be chairman and CEO, and I’m gonna be president. And you know, and my— my team will ask me, “Well, what does that mean?” It means I’m gonna be on Jerre’s management team. I’ll be a member of the board.

[00:06:30.10] But what’s most important is that we integrate our two companies really well. And uh, so when Jerre and I talked about puttin’ the companies together and talkin’, you know, a lot of mergers of equal. Everybody’s tryin’ to figure out who’s gonna be chairman, who’s gonna be CEO, how are we gonna work together.

[00:06:46.05] And, and what I thought was great with Jerre and I is we just fell right away into a natural set of roles, which I’m personally really excited about. And my main focus will be to chair and lead the integration— reporting to Jerre, and making sure that— we make great decisions together about how our companies come together. And that are critical to our future, because people will be watching how we do that, whether we’re capable. And we need to do it with our customers and our people— you know, in— in the forefront. So— I’m lookin’ forward to it. And— I think we’ve— we’ve got— we’ve got an exciting time ahead.

JERRE STEAD

[00:07:24.16] I want you all to know at— Markit, that the most important decision maker in my life is my wife of 53 years.

[00:07:33.02] And she’s made the decision that I actually am gonna get to retire forever— ever— as a CEO on December 31st, 2017. So we’ve got a ton to get done between now and then, when Lance takes over what will become the world’s greatest, most exciting company. And you’re gonna do it.

LANCE UGGLA:

[00:07:53.00] Well, I’m— I’m gonna be— workin’ with you to get there. So I— I’m really excited. So— I just— you know, appreciate your uh, your support.

JERRE STEAD:

[00:08:02.02] And one of the things I’ve loved is that you’ve done everything, like we said at the beginning, outside in. You— you know the industry backwards; you listen with your team to customers better than anyplace I’ve ever been. So that’s what you’re doing, is listening and providing to customers. And that’s what we’ll do together.

LANCE UGGLA:

[00:08:17.04] Right. And I— I think, like you— Jerry, you know, I— I spend 50% of my time with employees in Markit and 50% of my time with customers. And when you do that um, you can provide and— participate in the vision focus the company. Because— our teams, like yours, have so many great ideas.

JERRE STEAD:

[00:08:36.00] Lance, as we get ready to— move forward, our— our colleagues and employees are gonna have a lot of things to do together and to learn together. What— what’s in it for them in the future, as you and I see it? Because we’ve talked about that a lot.

LANCE UGGLA:

[00:08:49.12] Right. No, I— I think it’s— for an employee of IHS or Markit, what a great time to be part of something so transformational. And— the— the combination of— two great companies with all the career opportunities, the opportunity to build your career— you know, in doing what you’re doing today, or in a much expanded way, working with different customers, different cultures, different people. It really is an opportunity that’s unparalleled

JERRE STEAD:

[00:09:18.21] We’re actually creating something that’s never existed before. And you only get to do that about once in a lifetime. We’re gonna do it better than anybody else. And you and I together will do our best to be role models of expectations.

LANCE UGGLA:

[00:09:30.20] Thanks, Jerre. (HAND SHAKE)

(END VIDEO)

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, Markit will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form F-4 that will include a joint proxy statement of IHS and Markit. IHS and Markit may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which IHS or Markit may file with the SEC. INVESTORS AND SECURITY HOLDERS OF IHS AND MARKIT ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by IHS and Markit through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of IHS or Markit at the following:

IHS	MARKIT
15 Inverness Way East	4th Floor, Ropemaker Place,
Englewood, CO 80112	25 Ropemaker Street, London England EC2Y 9LY
Attention: Investor Relations	Attention: Investor Relations
+1 303 397-2969	+44 20 7260 2000

Participants in the Solicitation

IHS, Markit, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding IHS’s directors and executive officers, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in IHS’s Form 10-K for the year ended November 30, 2015 and its proxy statement filed on February 24, 2016, which are filed with the SEC. Information regarding the directors and executive officers of Markit, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Markit’s 20-F for the year ended December 31, 2015, and Markit’s proxy statement filed on Form 6-K on March 27, 2015, which are filed with the SEC. A more complete description will be available in the registration statement on Form F-4 and the joint proxy statement/prospectus.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate such transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder or stockholder (as applicable) and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the merger, (ii) the ability of IHS and Markit to integrate the business successfully and to achieve anticipated synergies, risks and costs, (iii) potential litigation relating to the proposed transaction that could be instituted against IHS, Markit or their respective directors, (iv) the risk that disruptions from the proposed transaction will harm IHS’s and Markit’s business, including current plans and operations, (v) the ability of IHS or Markit to retain and hire key personnel, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, (vii) continued availability of capital and financing and rating agency actions, (viii) legislative, regulatory and economic developments, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect IHS’s and/or Markit’s financial performance, (x) certain restrictions during the pendency of the merger that may impact IHS’s or Markit’s ability to pursue certain business opportunities or strategic transactions and (xi) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors.

These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form F-4 that will be filed with the SEC in connection with the proposed merger. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form F-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on IHS’s or Markit’s consolidated financial condition, results of operations, credit rating or liquidity. Neither IHS nor Markit assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.